UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): January 10, 2013

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10380 Bren Road West, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable

(Former name or former address, if changed since last report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 on Form 8–K/A to Digital River, Inc.’s current report on Form 8–K, filed with the United States Securities and Exchange Commission on January 10, 2013 (the “Form 8–K”), is solely to add Items 9.01(a) and (b) to the Form 8–K.

No other changes have been made to the Form 8–K.  This Amendment No. 1 speaks as of the original filing date of the Form 8–K, does not reflect events that may have occurred subsequent to the original filing date and, except as specifically described herein, does not modify or update in any way disclosures made in the original Form 8–K.

Item 2.01    Completion of Acquisition or Disposition of Assets.

Consummation of Plan of Arrangement

On January 10, 2013 (the “Closing Date”), Digital River, Inc. (“Digital River”) completed its acquisition of LML Payment Systems Inc., a corporation existing under the laws of British Columbia, Canada (“LML”).  As previously announced, on September 21, 2012, Digital River entered into an Arrangement Agreement (the “Arrangement Agreement”), by and among Digital River, LML Acquisition Corp., a wholly-owned indirect subsidiary of Digital River (“Acquisition Sub”) and LML, pursuant to which Digital River, through Acquisition Sub, agreed to acquire all of the issued and outstanding equity of LML (the “Arrangement”).  On the Closing Date, the Arrangement was consummated by way of a statutory plan of arrangement under British Columbia law (the “Plan of Arrangement”), and LML became a wholly-owned indirect subsidiary of Digital River.

Pursuant to the Arrangement Agreement and the Plan of Arrangement, on the Closing Date, (i) each share of LML common stock issued and outstanding immediately prior to the closing was acquired for US$3.45 in cash (the “Per-Share Consideration”) and (ii) all outstanding options and warrants to acquire shares of LML common stock were acquired for a cash amount equal to the amount, if any, by which the number of common shares underlying such option or warrant, multiplied by the Per-Share Consideration, exceeded the aggregate exercise price payable under the option or warrant to acquire the common shares underlying the option or warrant.

A copy of the Arrangement Agreement (including the Plan of Arrangement) was filed as Exhibit 2.1 to Digital River’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on September 24, 2012, and is incorporated herein by reference.   The foregoing description of the Arrangement Agreement and Plan of Arrangement is qualified in its entirety by reference to such exhibit.

Item 9.01    Financial Statements and Exhibits.

(a) This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements of LML not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b) This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz
Name: Stefan B. Schulz
Title: Chief Financial Officer
Date: January 15, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1

Arrangement Agreement, dated as of September 21, 2012, by and among Digital River, Inc., LML Acquisition Corp. and LML Payment Systems Inc. (incorporated by reference to Exhibit 2.1 to Digital River’s Current Report on Form 8-K filed with the Commission on September 24, 2012)

Exhibit 99.1	Press Release regarding consummation of the acquisition of LML Payment Systems Inc. by Digital River, Inc. dated January 10, 2013 (previously filed)